EXHIBIT 10.35


               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


         AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Agreement") made as of January 1, 1999 by and between JANUS AMERICAN GROUP, INC., a Delaware corporation ("the "Corporation") ("Seller") and HARRY G. YEAGGY, an individual (the "Shareholder").

                                    Recitals:

         A. As a result of the closing of the transactions contemplated by (i) the Asset Purchase Agreement dated April 23, 1997 (the "Asset Purchase Agreement") by and among the Corporation, Beck Yeaggy of Ohio, Inc., Motel Associates of Westerville, Inc., Harry Yeaggy and the Shareholder and (ii) the Agreement and Plan of Merger dated April 23, 1997 (the "1997 Merger Agreement"; and together with the Asset Purchase Agreement, the "1997 Acquisition
Agreements"), the Shareholder became the holder of Registrable Securities (defined below).

         B. As a result of the closing of the transactions contemplated by the Asset Purchase and Agreement and Plan of Merger dated as of January 1, 1999 (the "1999 Acquisition Agreement"), the Shareholder will become the holder of additional Registrable Securities.

         C. It is a condition precedent to the closing of the transactions under the 1999 Acquisition Agreement that the Corporation and the Shareholder enter into this Agreement, which amends and restates the Registration Rights Agreement dated April 23, 1997.

         NOW, THEREFORE, the parties intending to be legally bound, agree as follows:

          1.  Definitions.   For  purposes  of  this  Agreement,  the  following
     definitions shall apply:

          (i) The terms "register," "registered," and "registration" refer to a registration under Section 5 of the Federal Securities Act of 1933, as amended (the "Act") effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement, document or amendment thereto by the United States Securities and Exchange Commission ("SEC");

          (ii) The term "Common Stock" means the Corporation's common stock, par value $.01 per share;

          (iii) The term "Preferred Stock" means the shares of the Corporation's Series B Preferred Stock issued under the terms of the Merger Agreement and issuable under the terms of the 1999 Acquisition Agreement;

          (iv) The term "Shareholder Common Stock" means the shares of the Corporation's Common Stock issued under the terms of the 1997 Acquisition Agreements; and

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     (v) The term  "Registrable  Securities"  means the Preferred  Stock and the
Shareholder Common Stock collectively;

     2. Demand Registration Request as to the Preferred Stock. (a) On a one time basis, at any time, the Shareholder may deliver to the Corporation a notice to the effect that the Shareholder desires to have all, but not less than all, of the Preferred Stock registered under the Act (a "Preferred Demand Registration Request").

          (b) Provided that the Corporation has received a Preferred Demand Registration Request from holders representing 75% of the outstanding shares of the Preferred Stock, the Corporation shall thereupon, as expeditiously as possible, effect the registration of the Preferred Stock under the Act to permit the transfer by the Shareholder of the Preferred Stock in accordance with the intended method of transfer described in the Preferred Demand Registration Request. Notwithstanding the foregoing, (i) the right of the Shareholder to require registration under this paragraph 2 shall not be exercisable less than six (6) months following the date upon which a previous registration statement issued in respect of an offering of securities for cash for the account of the Corporation shall have become effective and (ii) unless the Shareholder shall notify the Corporation that the Preferred Stock to be sold can only be sold in a manner not permitted by Rule 144 of the SEC promulgated under this Act, the Corporation shall not be required to register any Preferred Stock on behalf of the Shareholder to the extent such Preferred Stock may then be sold without restrictive legend in compliance with Rule 144 and the Corporation takes all steps as are necessary or appropriate to permit the transfer of the Preferred Stock under such rule.

     3. Incidental Registration Rights as to the Preferred Stock. If the Corporation proposes to register any of its stock or other securities under the Act in connection with a public offering of such securities (other than a registration on Form S-4, Form S-8 or other limited purpose form) and all Preferred Stock has not theretofore been included in a registration statement under paragraph 2 which remains effective, the Corporation agrees to give the Shareholder and all other holders of the Preferred Stock prompt written notice of such registration. Upon the written request of the Shareholder and holders of the Preferred Stock representing 75% of the outstanding shares in the aggregate given within twenty (20) days after receipt of such notice, the Corporation agrees to use its best efforts to cause to be registered under the Act all of the Preferred Stock. However, the Corporation shall have no obligation under this paragraph 3 to the extent that, with respect to a public offering registration, any underwriter of such public offering determines, in its reasonable discretion, that the inclusion of the Preferred Stock in the offering would adversely affect its consummation.

     4. Demand Registration Request as to the Common Stock. (a) On a one time basis, at any time following the Termination Date under the Investor Agreement dated April 23, 1997 herewith between the Corporation and the Shareholder (the "Investor Agreement"), the Shareholder may deliver to the Corporation a notice to the effect that the Shareholder desires to have shares of the Shareholder Common Stock registered under the Act (a "Common Demand Registration Request"),


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at the  expense  of the  Corporation,  as  provided  in  Section  9  below.  The
Corporation   shall  thereupon,   as  expeditiously  as  possible,   effect  the
registration of the shares of Shareholder Common Stock under the Act to permit the transfer by the Shareholder of the Shareholder Common Stock in accordance with the intended method of transfer described in the Common Demand Registration Request.

          (b) To the extent that all of the Shareholder's Shareholder Common Stock has not theretofore been included in a registration statement under paragraph (a) above which remains effective, on a one time basis, following the Termination Date under the Investor Agreement, the Shareholder may deliver a Common Demand Registration Request, and all of the fees, costs and expenses of and incidental to such registration shall be at the Shareholder's expense.

          (c) Notwithstanding the foregoing paragraphs (a) and (b), (i) the right of the Shareholder to require registration under this paragraph 4 shall not be exercisable less than six (6) months following the date upon which a previous registration statement issued in respect of an offering of securities for cash for the account of the Corporation shall have become effective and (ii) unless the Shareholder shall notify the Corporation that the shares of Shareholder Common Stock to be sold can only be sold in a manner not permitted by Rule 144 of the SEC promulgated under this Act, the Corporation shall not be required to register any Shareholder Common Stock on behalf of the Shareholder to the extent such Shareholder Common Stock may then be sold without restrictive legend in compliance with Rule 144 and the Corporation takes all steps as are necessary or appropriate to permit the transfer of the Shareholder Common Stock under such rule.

     5. Incidental Registration Rights as to the Shareholder Common Stock. If following the Termination Date under the Investor Agreement the Corporation proposes to register any of its Common Stock under the Act in connection with a public offering of such securities (other than a registration on Form S-4, Form S-8 or other limited purpose form), the Corporation agrees to give the Shareholder prompt written notice of such registration. Upon the written request of the Shareholder given within twenty (20) days after receipt of such notice, the Corporation agrees to use its best efforts to cause to be registered under the Act all of the Shareholder Common Stock which the Shareholder requests to be included in the registration. However, the Corporation shall have no obligation under this paragraph 4 to the extent that, with respect to a public offering registration, any underwriter of such public offering determines, in its reasonable discretion, that the inclusion of the Shareholder Common Stock, or a portion thereof, in the offering would adversely affect its consummation. Moreover, the Corporation shall have no obligation under this paragraph 4 to the extent that any of Daewoo Corporation, Mitsubishi Corporation, The Prudential Insurance Company of America or General Electric Capital Corporation, or any of their respective successors, remains subject to restrictions on the disposition of its or their Common Stock by way of agreement with the Corporation or under the terms of the Corporation's Restated Certificate of Incorporation, as amended.

     6. Certain Covenants of the Corporation. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Corporation agrees to use its best efforts to:


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          (i) Keep a registration  statement  effective for at least a period of one year in the aggregate, pursuant to the provisions of Rule 415 under the Act or otherwise, while any holder of Registrable Securities desires to dispose of the securities covered by such registration statement (but not after the holder of Registrable Securities, in the reasonable opinion of the Corporation's counsel, is free to sell all such securities in any three month period under the provisions of Rule 144 under the Act).

          (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

          (iii) Furnish to each holder of Registrable Securities such numbers of copies of a current prospectus, in conformity with the requirements of the Act, and such other documents as each holder of Registrable Securities may reasonably require in order to facilitate the disposition of Registrable Securities owned by such holder of Registrable Securities.

          (iv) Use its  reasonable  best  efforts to  register  and  qualify the securities covered by such registration statement under such other securities or "Blue Sky" laws of such jurisdictions as shall be reasonably requested by the holder of Registrable Securities, provided that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (v) Notify each holder of Registrable Securities of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use its reasonable best efforts to promptly update and/or correct such prospectus.

          (vi) Furnish, at the request of any holder of Registrable Securities, an opinion of counsel of the Corporation, dated the effective date of the registration statement, as to the due authorization and issuance of the securities being registered.

          (vii) Use its best efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock, is then listed in accordance with the rules of such exchange.

     7. Information to be provided by the Shareholder. The Shareholder will furnish to the Corporation in connection with any registration under this Agreement, in writing, such information regarding himself, the Registrable Securities and other securities of the Corporation held by him and the intended method of disposition of the Registrable Securities as shall be reasonably required to effect the registration of the Registrable Securities held by the Shareholder. Notwithstanding the provisions of this Agreement, if the

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Shareholder  fails to provide such  information  to the  Corporation on a timely basis as is reasonably requested by the Corporation, the Corporation may exclude the Shareholder's Registrable Securities from such registration statement and the Shareholder will not for twelve (12) months thereafter be entitled to registration of such Shareholder's Registrable Securities under this Agreement.

     8. Indemnification.

          (i) The Corporation agrees to indemnify, defend and hold harmless the Shareholder from and against, and shall reimburse the Shareholder with respect to, any and all claims, suits, demands, causes of action, losses, damages, liabilities, costs or expenses ("Liabilities") to which the Shareholder may become subject under the Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in a registration statement pursuant to the provisions of this Agreement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Corporation shall not be liable in any such case to the extent that any such Liability arises out of or is based upon an untrue statement or omission so made in conformity with information furnished by the Shareholder in writing specifically for use in the preparation thereof.

          (ii) The Shareholder shall indemnify, defend and hold harmless the Corporation from and against, and shall reimburse the Corporation with respect to, any and all Liabilities to which the Corporation may become subject under the Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in a registration statement pursuant to the provisions of this Agreement, any prospectus contained therein or any amendment or supplement thereto or
     (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading if the case of (A) or (B) the information was supplied by the Shareholder in writing specifically for use in the preparation of such registration statement.

          (iii) Promptly after receipt by a party entitled to indemnification hereunder (an "indemnitee") of notice of the commencement of any action, such indemnitee shall, if a claim in respect thereof is to be made against the party required to make indemnification hereunder (the "indemnitor"), notify the indemnitor in writing thereof, but the omission so to notify the indemnitor shall not relieve the indemnitor from any Liability which it may have to the indemnitee other than under this paragraph and shall only relieve it from any Liability which it may have to the indemnitee under this section if and to the extent the indemnitor is materially prejudiced by such omission. In case any such action shall be brought against any indemnitee and such indemnitee shall notify the indemnitor of the commencement thereof, the indemnitor shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnitee, and, after notice from the indemnitor to the indemnitee of its election so to assume and undertake the defense thereof, the indemnitor shall not be liable to the indemnitee under this section for any legal expenses subsequently incurred by the indemnitee in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that if the defendants in any such action include both the indemnitor and such indemnitee and the indemnitee shall have reasonably concluded that there may be reasonable defenses available

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     to it which are  different  from or  additional  to those  available to the indemnitor or if the interests of the indemnitee reasonably may be deemed to conflict with the interests of the indemnitor, the indemnitee shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnitor as incurred.

     9. Expenses of Registration.

          (i) With respect to the inclusion of Registrable Securities in a registration statement pursuant to this Agreement, except for a registration under Section 4(b), all fees, costs and expenses of and incidental to such registration, inclusion and public offering shall be borne by the Corporation; provided, however, that any security holders participating in such registration shall bear their pro-rata share of the underwriting discounts and commissions, if any, incurred in connection with such registration.

          (ii) The fees, costs and expenses of registration to be borne by the Corporation as provided in this paragraph 9 shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Corporation, and all legal fees and disbursements and other expenses of complying with state securities or Blue Sky laws of any jurisdiction or jurisdictions in which securities to be offered are to be registered and qualified. In all cases the fees and disbursements of counsel and accountants for the holders of Registrable Securities for personal services rendered incidental to any registration shall be borne by such respective holders.

     10. Standstills. Notwithstanding any other provision of this Agreement, if requested by the Corporation and an underwriter in connection with a public offering of securities of the Corporation which are the same or similar to the Registrable Securities or convertible into such securities or evidencing a right to purchase such securities registered on Form S-1, S-2, S-3 or similar form of the SEC then available to the Corporation, the Shareholder shall not sell or otherwise transfer or dispose of any Registrable Securities held by him during the one hundred eighty (180) day period following the effective date of a registration statement of the Corporation filed under the Act; provided that the foregoing restrictions shall not apply to a registration statement relating solely to an employee benefit plan or a registration relating solely to a transaction covered by Rule 145 under the Act on Form S-4 or similar form or forms promulgated in the future. The Corporation may impose stop-transfer instructions with respect to the Registrable Securities subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

     11. Rights of Transferees. In the event that all or any part of the Preferred Stock held by the Shareholder shall at any time be transferred by the Shareholder, in a transfer permissible under applicable securities laws, other than pursuant to an effective registration statement, the registration rights hereunder shall extend to the transferee of such securities. In the event that all or any part of the Shareholder Common Stock held by the Shareholder shall at any time be pledged by the Shareholder to a bank or other financial institution as security for a loan, the registration rights hereunder shall extend to the pledgee of such securities.


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     12. Notices.  Except as otherwise provided herein,  whenever it is provided
herein  that  any  notice,   demand,   request,   consent,   approval  or  other
communication shall or may be given to or served upon any party by any other, or whenever any party desires to give or serve upon another party communication with respect to this Agreement, each such notice, demand, request, consent, approval, or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

          (i) If to the Shareholder, at the address of such holder appearing on the books and records of the Corporation.

          (ii) If to the Corporation, at

               Janus American Group, Inc.
               2800 Corporate Boulevard, N.W.
               Boca Raton, Florida 33431-8596
               Telecopy:  561-997-5331
               Attention:  President

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) days after the same shall have been deposited in the United States mail for overnight delivery or delivered to a courier service for overnight delivery. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

     13. Miscellaneous.

          (i) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

          (ii) None of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of the parties hereto.

          (iii) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights
Agreement to be duly executed as of the day and year first above written.

                                               JANUS AMERICAN GROUP, INC.


                                               By:  /s/  James E. Bishop
                                                    Name:  James E. Bishop
                                                    Title:  President



                                               /s/  Harry G. Yeaggy
                                               Harry G. Yeaggy

                                               Address: 7750 Ivygate Lane
                                                        Cincinnati, Ohio 45242